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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                              -------------------


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                October 2, 1996



                              HON INDUSTRIES Inc.
             (Exact name of registrant as specified in its charter)



          IOWA                     0-2648                     42-0617510
    (State or other              (Commission                 (IRS Employer
    jurisdiction of              File Number)            Identification Number)
    incorporation)



        414 EAST THIRD STREET
            P.O BOX 1109
            MUSCATINE, IA                                  52761-7109
(Address of principal executive offices)                   (Zip Code)


                                (319) 264-7400
             (Registrant's telephone number, including area code)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
----------------------------------------------

          On October 2, 1996, Heatilator Inc. ("Heatilator"), a wholly-owned subsidiary of HON INDUSTRIES Inc. ("HON"), consummated the acquisition of Heat-N-Glo Fireplace Products, Inc. ("Heat-N-Glo"), pursuant to a merger of Heat-N-Glo into Heatilator and the acquisition of certain affiliated companies (the "Merger"). Pursuant to the Merger, shareholders of Heat-N-Glo received consideration consisting of an aggregate of $59,000,000 in cash (including cash received pursuant to a one-day note), a $5,000,000 principal amount long-term note of Heatilator, and $12,000,000 in aggregate principal amount of 7% Convertible Debentures of Heatilator (the "Debentures"). The Debentures are convertible into shares of common stock of Heatilator representing 10% of the current issued and outstanding common stock of Heatilator. The long-term note and Debentures are guaranteed by HON. The Merger consideration is subject to certain post-closing adjustments. The amount of the consideration was determined in arms-length negotiations, wherein Heatilator and Heat-N-Glo were each represented by independent counsel. The sources of funds for the Merger consideration were cash on hand and proceeds of loans under a $34,000,000 credit facility with LaSalle National Bank. Prior to the Merger, Heat-N-Glo was engaged in the hearth products business. HON intends to use the assets of Heat-N-Glo in the conduct of its hearth products business.

          Prior to the Merger, Heat-N-Glo was a closely-held corporation owned by Daniel C. Shimek, Ronald J. Shimek, Steven G. Shimek, Gerald T. Shimek and members of their families. Following the Merger, the Heatilator and Heat-N-Glo businesses will be operated as divisions of Heatilator, which will continue as a subsidiary of HON under the new name "Hearth Technologies Inc." Daniel C. Shimek will serve as President of Hearth Technologies Inc. with Stanley A. Askren as President of the Heatilator Division and Ronald J. Shimek as President of the Heat-N-Glo Division. In connection with the Merger, Daniel C. Shimek, Ronald J. Shimek, Steven G. Shimek and Gerald T. Shimek each entered into two-year employment agreements with Heatilator.

          On October 4, 1996, HON issued a press release relating to the Merger, a text of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
---------------------------------------------------------------------------

(a)  Financial statements of business acquired.
     -----------------------------------------

     It is impracticable to file the required financial statements at the time this Current Report on Form 8-K is being filed. Such financial statements will be filed within 60 days of October 17, 1996, the latest date on which this Current Report on Form 8-K may be filed.

(b)  Pro forma financial information.
     -------------------------------

     It is impracticable to file the required unaudited pro forma financial information at the time this Current Report on Form 8-K is being filed.

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     Such pro forma financial information will be filed within 60 days of
     October 17, 1996, the latest date on which this Current Report on Form 8-K may be filed.

(c)  Exhibits.
     --------

     2.1 Agreement and Plan of Merger dated as of October 2, 1996 (the "Merger Agreement") between Heatilator Inc., an Iowa corporation, and Heat-N-Glo Fireplace Products, Inc., a Minnesota corporation

     99.1  Text of press release dated October 4, 1996

     Certain related transaction documents and exhibits (the "Exhibits") and the schedules to the Merger Agreement (the "Schedules") are not being filed herewith. HON undertakes to furnish a copy of any omitted Exhibit or Schedule to the Commission upon request. Pursuant to Item 601(b)(2) of Regulation S-K, the following is a list of the omitted Exhibits and Schedules.

     Exhibits
     --------

     Exhibit 2.1(b)  Class A Merger Consideration
     Exhibit 2.1(d)  Class B Merger Consideration
     Exhibit 3.2(b)  Items to be Covered in Opinion of Counsel to Heat-N-Glo
     Exhibit 3.3(c)  Items to be Covered in Opinion of Counsel to Heatilator

     Schedules
     ---------

          Heat-N-Glo Disclosure Schedules
          -------------------------------

          Schedule 4.1(a)  Organization and Standing; Power and Authority
          Schedule 4.1(b)  Capitalization
          Schedule 4.1(c)  Ownership of Shares
          Schedule 4.1(d)  Articles and By-Laws
          Schedule 4.1(e)  Conflicts; Defaults
          Schedule 4.1(f)  Permitted Liens
          Schedule 4.1(g)  Real Property Leases
          Schedule 4.1(h)  Contracts
          Schedule 4.1(i)  Financial Statements
          Schedule 4.1(j)  Liabilities
          Schedule 4.1(k)  Accounts Receivable
          Schedule 4.1(l)  Inventory
          Schedule 4.1(m)  Litigation
          Schedule 4.1(n)  Customers and Suppliers
          Schedule 4.1(o)  Regulatory Compliance
          Schedule 4.1(q)  Intellectual Property
          Schedule 4.1(r)  Permits
          Schedule 4.1(t)  Employees and Employee Plans
          Schedule 4.1(y)  Insurance

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          Schedule 4.1(z)   Consents
          Schedule 4.1(bb)  Bank Accounts
          Schedule 4.1(dd)  Pricing Practices
          Schedule 4.1(ff)  Backlog
          Schedule 4.1(gg)  Insider Interests

          Heatilator Disclosure Schedules
          -------------------------------

          Schedule 4.2(f)  Financial Statements
          Schedule 4.2(j)  Consents


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                                   SIGNATURES
                                   ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, HON has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                              HON INDUSTRIES INC.


                              By /s/ David C. Stuebe
                                 ----------------------------
                                 David C. Stuebe
                                 Vice President
                                 and Chief Financial Officer


Date:  October 16, 1996

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                                 EXHIBIT INDEX
                                 -------------


 EXHIBIT                                                 SEQUENTIAL
 NUMBER                DOCUMENT DESCRIPTION              PAGE NUMBER
 -------               --------------------              -----------

   2.1     Agreement and Plan of Merger dated as of            7
           October 2, 1996 between Heatilator Inc., an
           Iowa corporation, and Heat-N-Glo Fireplace
           Products, Inc., a Minnesota corporation

  99.1     Text of Press Release dated October 4, 1996        60


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